UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 5, 2020
Crown Castle International Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-16441	76-0470458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1220 Augusta Drive, Suite 600, Houston, Texas 77057-2261
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (713) 570-3000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CCI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Crown Castle International Corp. ("Company") hereby amends its Current Report on Form 8-K filed on November 9, 2020, as set forth in this Amendment No. 1 on Current Report on Form 8-K/A, to disclose additional information regarding Christopher D. Levendos' compensation.

ITEM 5.02 — DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(d) As previously disclosed on the Company's Current Report on Form 8-K filed on November 9, 2020, the Company's Board of Directors ("Board") appointed Christopher D. Levendos as Executive Vice President and Chief Operating Officer – Fiber, effective December 1, 2020. At the time of the appointment, the Board had not made a determination regarding Mr. Levendos' compensation in connection with his appointment.

On December 1, 2020, in connection with Mr. Levendos' appointment, the Board approved the grant to Mr. Levendos of restricted stock units relating to 5,854 shares of Company common stock ("RSUs"). The RSUs are granted pursuant to the Company's 2013 Long-Term Incentive Plan, as amended, and the terms of the RSUs provide for vesting in three equal installments on each of the first three anniversary dates of December 10, 2020.

In connection with Mr. Levendos' appointment, the Company entered into a severance agreement with Mr. Levendos, effective December 1, 2020 ("Severance Agreement"). The terms and provisions of the Severance Agreement are substantially similar to those described in "VIII. Executive Compensation – Potential Payments Upon Termination of Employment" on page 50 of the Company's Definitive Proxy Statement filed on March 30, 2020 (which description is incorporated herein by reference), except as provided in the following sentence. The Severance Agreement contains provisions that generally prohibit Mr. Levendos, from the effective date of the Severance Agreement and for one year following the termination of his employment with the Company, from engaging in business activities involving or relating to owning, leasing, developing, designing, operating or constructing (1) fiber optic communication cable, equipment or networks or (2) communications towers or networks (including distributed antenna systems and small cells) in the United States or any other country in which the Company is then engaged in such activities. Except as provided in the immediately preceding sentence, the description of Mr. Levendos' Severance Agreement is qualified in its entirety by reference to the form of severance agreement filed as Exhibit 10.7 to the Company's Annual Report on Form 10-K for the year ended December 31, 2019, which form of severance agreement is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INTERNATIONAL CORP.
By:	/s/ Kenneth J. Simon
	Name:	Kenneth J. Simon
	Title:	Executive Vice President and General Counsel
Date: December 1, 2020